Exhibit 99.1

Footnotes to Form 4

(1)
The shares of common stock were sold in connection with a public offering of the common stock of the Issuer pursuant to the prospectus dated August 11, 2022, and accompanying registration statement on Form S-1 (File No. 333-266635). The shares were sold at a price per share equal to the public offering price, net of underwriting discounts and commissions.

(2)
Represents shares of common stock sold by the following entities: (i) 310,469 shares of common stock sold by Advent International GPE VIII Limited Partnership; (ii) 374,596 shares of common stock sold by Advent International GPE VIII-B-1 Limited Partnership; (iii) 279,298 shares of common stock sold by Advent International GPE VIII-B-2 Limited Partnership; (iv) 436,125 shares of common stock sold by Advent International GPE VIII-B-3 Limited Partnership; (v) 1,052,726 shares of common stock sold by Advent International GPE VIII-B Limited Partnership; (vi) 171,934 shares of common stock sold by Advent International GPE VIII-C Limited Partnership; (vii) 147,030 shares of common stock sold by Advent International GPE VIII-D Limited Partnership; (viii) 43,568 shares of common stock sold by Advent International GPE VIII-F Limited Partnership; (ix) 386,032 shares of common stock sold by Advent International GPE VIII-H Limited Partnership; (x) 358,968 shares of common stock sold by Advent International GPE VIII-I Limited Partnership; (xi) 352,766 shares of common stock sold by Advent International GPE VIII-J Limited Partnership (the funds set forth in the foregoing clauses (i)-(xi), the “Advent VIII Luxembourg Funds”); (xii) 728,250 shares of common stock sold by Advent International GPE VIII-A Limited Partnership; (xiii) 163,751 shares of common stock sold by Advent International GPE VIII-E Limited Partnership; (xiv) 277,740 shares of common stock sold by Advent International GPE VIII-G Limited Partnership; (xv) 148,906 shares of common stock sold by Advent International GPE VIII-K Limited Partnership; (xvi) 150,415 shares of common stock sold by Advent International GPE VIII-L Limited Partnership (the funds set forth in the foregoing clauses (xii)-(xvi), the “Advent VIII Cayman Funds”); (xvii) 12,283 shares of common stock sold by Advent Partners GPE VIII Limited Partnership; (xviii) 71,544 shares of common stock sold by Advent Partners GPE VIII Cayman Limited Partnership; (xix) 15,305 shares of common stock sold by Advent Partners GPE VIII-A Limited Partnership; (xx) 9,531 shares of common stock sold by Advent Partners GPE VIII-A Cayman Limited Partnership; (xxi) 125,712 shares of common stock sold by Advent Partners GPE VIII-B Cayman Limited Partnership (the funds set forth in the foregoing clauses (xvii)-(xxi), the “Advent VIII Partners Funds”); and (xxii) 2,883,051 shares of common stock sold by Noosa Holdco, L.P. (“Noosa LP” and, together with the Advent VIII Luxembourg Funds, the Advent VIII Cayman Funds and the Advent VIII Partners Funds, the “Advent Funds”).

(3)
Following the reported transactions, Advent International Corporation (“Advent”) manages funds that collectively own 55,037,154 shares of common stock of the Issuer, which are represented as follows: (i) 2,010,277 shares of common stock held by Advent International GPE VIII Limited Partnership; (ii) 2,425,494 shares of common stock held by Advent International GPE VIII-B-1 Limited Partnership; (iii) 1,808,443 shares of common stock held by Advent International GPE VIII-B-2 Limited Partnership; (iv) 2,823,890 shares of common stock held by Advent International GPE VIII-B-3 Limited Partnership; (v) 6,816,352 shares of common stock held by Advent International GPE VIII-B Limited Partnership; (vi) 1,113,266 shares of common stock held by Advent International GPE VIII-C Limited Partnership; (vii) 952,010 shares of common stock held by Advent International GPE VIII-D Limited Partnership; (viii) 282,100 shares of common stock held by Advent International GPE VIII-F Limited Partnership; (ix) 2,499,544 shares of common stock held by Advent International GPE VIII-H Limited Partnership; (x) 2,324,305 shares of common stock held by Advent International GPE VIII-I Limited Partnership; (xi) 2,284,145 shares of common stock held by Advent International GPE VIII-J Limited Partnership; (xii) 4,715,392 shares of common stock held by Advent International GPE VIII-A Limited Partnership; (xiii) 1,060,281 shares of common stock held by Advent International GPE VIII-E Limited Partnership; (xiv) 1,798,356 shares of common stock held by Advent International GPE VIII-G Limited Partnership; (xv) 964,158 shares of common stock held by Advent International GPE VIII-K Limited Partnership; (xvi) 973,932 shares of common stock held by Advent International GPE VIII-L Limited Partnership; (xvii) 79,535 shares of common stock held by Advent Partners GPE VIII Limited Partnership; (xviii) 463,243 shares of common stock held by Advent Partners GPE VIII Cayman Limited Partnership; (xix) 99,102 shares of common stock held by Advent Partners GPE VIII-A Limited Partnership; (xx) 61,716 shares of common stock held by Advent Partners GPE VIII-A Cayman Limited Partnership; (xxi) 813,979 shares of common stock held by Advent Partners GPE VIII-B Cayman Limited Partnership; and (xxii) 18,667,634 shares of common stock held by Noosa LP. The amount reported in column 5 includes an aggregate of 2,502,975 shares of common stock of the Issuer that the Advent Funds may be entitled to receive upon the forfeiture of shares of restricted common stock currently held by certain directors and employees of the Issuer pursuant to a pre-set formula set forth in the Second Amended and Restated Agreement of Limited Partnership of Sovos Brands Limited Partnership, as amended.

Exhibit 99.1

(4)
Noosa LP is beneficially owned by the following funds: (a) Advent International GPE VII Limited Partnership, Advent International GPE VII-B Limited Partnership, Advent International GPE VII-C Limited Partnership, Advent International GPE VII-D Limited Partnership, Advent International GPE VII-F Limited Partnership, and Advent International GPE VII-G Limited Partnership (the funds set forth in the foregoing clause (a), the “Advent VII Luxembourg Funds”); (b) Advent International GPE VII-A Limited Partnership, Advent International GPE VII-E Limited Partnership and Advent International GPE VII-H Limited Partnership (the funds set forth in the foregoing clause (b), the “Advent VII Cayman Funds”); and (c) Advent Partners GPE VII Limited Partnership, Advent Partners GPE VII Cayman Limited Partnership, Advent Partners GPE VII-A Limited Partnership, Advent Partners GPE VII-A Cayman Limited Partnership, Advent Partners GPE VII-B Cayman Limited Partnership, Advent Partners GPE VII 2014 Limited Partnership, Advent Partners GPE VII-A 2014 Limited Partnership, Advent Partners GPE VII 2014 Cayman Limited Partnership and Advent Partners GPE VII-A 2014 Cayman Limited Partnership (the funds set forth in the foregoing clause (c), the “Advent VII Partners Funds” and, together with the Advent VII Luxembourg Funds and the Advent VII Cayman Funds, the “Advent VII Funds”). The Advent VII Funds have ownership interests in Noosa LP and its general partner, Noosa GP, Inc., but none of the Advent VII Funds has voting or dispositive power over any shares.

GPE VIII GP S.à.r.l. is the general partner of the Advent VIII Luxembourg Funds. GPE VIII GP Limited Partnership is the general partner of the Advent VIII Cayman Funds. AP GPE VIII GP Limited Partnership is the general partner of the Advent VIII Partners Funds. Advent International GPE VIII, LLC is the manager of GPE VIII GP S.à.r.l. and the general partner of each of GPE VIII GP Limited Partnership and AP GPE VIII GP Limited Partnership. GPE VII GP S.à.r.l. is the general partner of the Advent VII Luxembourg Funds. GPE VII GP Limited Partnership is the general partner of the Advent VII Cayman Funds. Advent International GPE VII, LLC is the manager of GPE VII GP S.à.r.l. and is the general partner of GPE VII GP Limited Partnership and each of the Advent VII Partners Funds.

Exhibit 99.1

Advent is the manager of Advent International GPE VIII, LLC and may be deemed to have voting and dispositive power over the shares held by the Advent VIII Luxembourg Funds, the Advent VIII Cayman Funds and the Advent VIII Partners Funds, and is the manager of Advent International GPE VII, LLC and may be deemed to have voting and dispositive power over the shares held by the Advent VII Luxembourg Funds, the Advent VII Cayman Funds, the Advent VII Partners Funds and Noosa LP.

(5) Each Reporting Person disclaims Section 16 beneficial ownership of the shares reported herein except to the extent of its pecuniary interest therein, if any, and the inclusion of these shares in this report shall not be deemed an admission of beneficial ownership of any of the reported shares for purposes of Section 16 or any other purpose.